   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 1997.

                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    Form S-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                            ------------------------
                        AMERICAN STANDARD COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                     DELAWARE                                          13-3465896
          (State or other jurisdiction of                           (I.R.S. Employer
          incorporation or organization)                         Identification Number)

                             ONE CENTENNIAL AVENUE
                                 P.O. BOX 6820
                           PISCATAWAY, NJ 08855-6820
                                 (908) 980-6000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                            RICHARD A. KALAHER, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL & SECRETARY
                        AMERICAN STANDARD COMPANIES INC.
                             ONE CENTENNIAL AVENUE
                                 P.O. BOX 6820
                           PISCATAWAY, NJ 08855-6820
                                 (908) 980-6000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

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
             PAUL H. WILSON, JR., ESQ.                           MICHAEL A. BECKER, ESQ.
               DEBEVOISE & PLIMPTON                              CAHILL GORDON & REINDEL
                 875 THIRD AVENUE                                    80 PINE STREET
             NEW YORK, NEW YORK 10022                           NEW YORK, NEW YORK 10005
                  (212) 909-6000                                     (212) 701-3000
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                            ------------------------

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective
registration statement for the same offering.  [X]    333-18015

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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
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                                                     PROPOSED MAXIMUM    PROPOSED MAXIMUM       AMOUNT OF
     TITLE OF EACH CLASS OF         AMOUNT TO BE      OFFERING PRICE        AGGREGATE          REGISTRATION
   SECURITIES TO BE REGISTERED       REGISTERED        PER SHARE(1)     OFFERING PRICE(1)          FEE
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
Common Stock ($.01 par value)....      100,000           $46 1/4            $4,625,000          $1,401.52
---------------------------------------------------------------------------------------------------------------
Common Stock Rights(2)...........      100,000              NA                  NA                  NA
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(1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933 based on the average trading price of the Common Stock on the New York Stock Exchange on February 10, 1997 solely for purposes of calculating the registration fee.

(2) Each share of Common Stock will have associated with it one right to purchase a share of the Company's preferred stock at a stipulated price in certain circumstances. No separate consideration will be received for the Common Stock Rights.
                            ------------------------

    THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("RULE 462(B)"), AND INCLUDES THIS REGISTRATION STATEMENT FACING PAGE, THE SIGNATURE PAGE, AN EXHIBIT INDEX AND AN ACCOUNTANT'S CONSENT. PURSUANT TO RULE 462(B), THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-18015) OF AMERICAN STANDARD COMPANIES INC., INCLUDING THE EXHIBITS THERETO, ARE INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Piscataway, State of New Jersey on February 11, 1997.

                                      AMERICAN STANDARD COMPANIES INC.

                                      By:      /s/ EMMANUEL A. KAMPOURIS
                                        ----------------------------------------
                                                (Emmanuel A. Kampouris)
                                        Chairman, President and Chief Executive
                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 11, 1997.

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
      /s/ EMMANUEL A. KAMPOURIS        Chairman, President and Chief Executive Officer; Director
-------------------------------------  (Principal Executive Officer)
       (Emmanuel A. Kampouris)

        /s/ FRED A. ALLARDYCE          Vice President and Chief Financial Officer
-------------------------------------  (Principal Financial Officer)
         (Fred A. Allardyce)

         /s/ G. RONALD SIMON           Vice President and Controller
-------------------------------------  (Principal Accounting Officer)
          (G. Ronald Simon)

       /s/ STEVEN E. ANDERSON*         Director
-------------------------------------
        (Steven E. Anderson)

         /s/ HORST HINRICHS*           Director
-------------------------------------
          (Horst Hinrichs)

      /s/ GEORGE H. KERCKHOVE*         Director
-------------------------------------
        (George H. Kerckhove)

       /s/ SHIGERU MIZUSHIMA*          Director
-------------------------------------
         (Shigeru Mizushima)

        /s/ FRANK T. NICKELL*          Director
-------------------------------------
         (Frank T. Nickell)

        /s/ ROGER W. PARSONS*          Director
-------------------------------------
         (Roger W. Parsons)

       /s/ J. DANFORTH QUAYLE*         Director
-------------------------------------
        (J. Danforth Quayle)

       /s/ DAVID M. RODERICK*          Director
-------------------------------------
         (David M. Roderick)

         /s/ JOHN RUTLEDGE*            Director
-------------------------------------
           (John Rutledge)

      /s/ JOSEPH S. SCHUCHERT*         Director
-------------------------------------
        (Joseph S. Schuchert)

     *By: /s/ RICHARD A. KALAHER
-------------------------------------
        (Richard A. Kalaher,
        as attorney-in-fact)
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

                               INDEX TO EXHIBITS

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
 EXHIBIT NO.                                   DESCRIPTION
--------------  --------------------------------------------------------------------------
  (5)           Opinion of Debevoise & Plimpton regarding the legality of the securities being registered (incorporated by reference to Registration Statement on
                Form S-3 (File No. 333 -- 18015)).
 (23)      (i)  Consent of Ernst & Young LLP.
          (ii)  Consent of Debevoise & Plimpton, included in the opinion of Debevoise &
                Plimpton filed as Exhibit (5) (incorporated by reference to Registration
                Statement on Form S-3 (File No. 333 -- 18015)).
         (iii)  Consent of Meilicke & Partner (incorporated by reference to Registration
                Statement on Form S-3 (File No. 333 -- 18015)).
 (24)           Powers of Attorney (incorporated by reference to Registration Statement on
                Form S-3 (File No. 333 -- 18015)).
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